UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-21969

The GDL Fund

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The GDL Fund

Semiannual Report — June 30, 2021

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Willis M. Brucker	Regina M. Pitaro
Chief Investment Officer	Portfolio Manager	Managing Director
	BS, Boston College	BA, Fordham University
MA, Loyola University, Chicago
MBA, Columbia Business School

To Our Shareholders,

For the six months ended June 30, 2021 , the net asset value (NAV) total return of The Gabelli GDL Fund was 2.24%, compared with a total return of 0.02% for the ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was 6.78%. The Fund’s NAV per share was $10.74, while the price of the publicly traded shares closed at $9.07 on the New York Stock Exchange (NYSE). See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2021.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Comparative Results

Average Annual Returns through June 30, 2021 (a) (Unaudited)
						Since
	Year to					Inception
	Date	1 Year	3 year	5 year	10 year	(1/31/07)
GDL Fund
NAV Total Return (b)	2.24%	7.14%	2.72%	2.45%	2.59%	2.67%
Investment Total Return (c)	6.78	16.30	4.54	3.36	3.07	2.15
ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.02	0.09	1.34	1.17	0.63	0.92

(a)	Performance returns for periods of less than one year are not annualized. The ICE Bank of America 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are not reinvested for the ICE Bank of America 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments before securities sold short as of June 30, 2021:

The GDL Fund

Long Positions

U.S. Government Obligations	45.6%
Computer Software and Services	8.2%
Health Care	7.5%
Energy and Utilities	6.2%
Automotive: Parts and Accessories	4.3%
Building and Construction	3.3%
Closed-End Funds	3.3%
Telecommunications	2.9%
Financial Services	2.6%
Business Services	2.3%
Aerospace	2.3%
Real Estate	2.2%
Retail	1.7%
Cable and Satellite	1.3%
Specialty Chemicals	1.0%
Machinery	0.9%
Wireless Communications	0.8%
Electronics	0.8%
Entertainment	0.6%
Metals and Mining	0.5%
Consumer Products	0.4%
Hotels and Gaming	0.4%
Semiconductors	0.3%
Paper and Forest Products	0.3%
Transportation	0.3%
Diversified Industrial	0.0%*
Food and Beverage	0.0%*
100.0%

Short Positions

Building and Construction	(1.5)%
Health Care	(1.3)%
Financial Services	(1.1)%
Semiconductors	(0.9)%
Computer Software and Services	(0.7)%
Transportation	(0.1)%
Food and Beverage	(0.0	)%**
	(5.6)%

*	Amount represents less than 0.05%.
**	Amount represents greater than (0.05)%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The GDL Fund

Schedule of Investments — June 30, 2021 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 50.7%
	Aerospace — 2.3%
83,000	Aerojet Rocketdyne Holdings Inc.	$4,354,371	$4,008,070
5,400	Hexcel Corp.†	290,885	336,960
		4,645,256	4,345,030
	Automotive: Parts and Accessories — 4.3%
40,000	Haldex AB†	342,572	264,545
175,085	Navistar International Corp.†	7,499,427	7,791,282
		7,841,999	8,055,827
	Building and Construction — 3.3%
2,000	Hinokiya Group Co. Ltd.	37,482	44,665
42,000	Lennar Corp., Cl.B	1,616,152	3,420,900
37,000	US Concrete Inc.†	2,721,093	2,730,600
		4,374,727	6,196,165
	Business Services — 2.3%
5,000	CAI International Inc.	278,675	280,000
135,000	Clear Channel Outdoor Holdings Inc.†	273,502	356,400
16,500	Core-Mark Holding Co. Inc.	739,727	742,665
1,775	Devoteam SA†	199,739	231,518
2,000	eWork Group AB	16,512	22,996
87,000	exactEarth Ltd.†	249,767	93,344
50,000	Fly Leasing Ltd., ADR†	847,592	847,000
3,000	IHS Markit Ltd.	269,702	337,980
2,000	MDC Partners Inc., Cl.A†	4,570	11,700
85,000	Sogou Inc., ADR†	735,972	725,050
40,000	Sportsman's Warehouse Holdings Inc.†	693,432	710,800
		4,309,190	4,359,453
	Cable and Satellite — 1.3%
50,000	Euskaltel SA(a)	661,294	650,977
30,000	Liberty Global plc, Cl.A†	963,571	814,800
15,000	Liberty Global plc, Cl.C†	548,453	405,600
18,000	Liberty Latin America Ltd., Cl.A†	255,612	249,480
5,351	Liberty Latin America Ltd., Cl.C†	38,206	75,449
8,000	Shaw Communications Inc., Cl.B	220,163	231,752
		2,687,299	2,428,058
	Computer Software and Services — 8.2%
200,000	Cloudera Inc.†	3,171,033	3,172,000
2,000	Dell Technologies Inc., Cl.C†	196,540	199,340
6,000	NortonLifeLock Inc.	155,458	163,320
20,000	Proofpoint Inc.†	3,445,201	3,475,200
7,500	QAD Inc., Cl.A	653,000	652,650
Shares		Cost	Market Value
4,000	QAD Inc., Cl.B	$344,891	$344,840
73,000	Slack Technologies Inc., Cl.A†	3,181,231	3,233,900
20,000	Sykes Enterprises Inc.†	1,069,056	1,074,000
22,000	Talend SA, ADR†	1,430,989	1,443,200
12,000	Xilinx Inc.	1,558,105	1,735,680
		15,205,504	15,494,130
	Consumer Products — 0.4%
75,000	Asaleo Care Ltd.	83,566	79,870
9,000	Dorel Industries Inc., Cl.B†	94,474	113,407
5,000	Hunter Douglas NV†	392,937	545,445
3,000	Knoll Inc.	69,316	77,970
		640,293	816,692
	Diversified Industrial — 0.0%
2,500	Forterra Inc.†	57,643	58,775

	Electronics — 0.8%
62,500	Bel Fuse Inc., Cl.A	1,463,642	895,000
1,000	Coherent Inc.†	202,740	264,340
25,000	EXFO Inc.†	148,962	148,750
13,000	Neways Electronics International NV†	222,828	225,055
		2,038,172	1,533,145
	Energy and Utilities — 6.2%
40,000	Alvopetro Energy Ltd.†	21,911	31,946
8,000	Avista Corp.	343,200	341,360
13,500	Enable Midstream Partners LP	77,409	122,985
40,000	Endesa SA	1,023,527	970,418
460,000	Gulf Coast Ultra Deep Royalty Trust	30,398	11,500
110,000	PNM Resources Inc.	5,366,630	5,364,700
28,000	PRA Health Sciences Inc.†	4,697,747	4,625,880
4,000	Solarpack Corp. Tecnologica SA†	126,998	124,029
10,000	Tilt Renewables Ltd.†	54,559	56,130
		11,742,379	11,648,948
	Entertainment — 0.6%
34,000	Fox Corp., Cl.B	1,301,873	1,196,800
500	Meredith Corp.†	17,765	21,720
		1,319,638	1,218,520
	Financial Services — 2.6%
4,000	Bank of Commerce Holdings	59,650	60,080
6,000	Cadence BanCorp.	136,196	125,280
7,000	Century Bancorp Inc., Cl.A	800,625	798,000
3,000	Cerved Group SpA†	34,147	34,861
40,000	MMA Capital Holdings Inc.†	1,081,950	1,086,400

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2021 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
50,000	MoneyGram International Inc.†	$163,097	$504,000
500	ProSight Global Inc.†	6,389	6,380
24,000	Steel Partners Holdings LP†	229,770	698,880
500	The Hartford Financial Services Group Inc.	33,656	30,985
6,500	Willis Towers Watson plc	1,332,088	1,495,130
		3,877,568	4,839,996
	Food and Beverage — 0.0%
500,000	Yashili International Holdings Ltd.†	225,892	45,078

	Health Care — 7.3%
12,000	Alexion Pharmaceuticals Inc.†	1,882,988	2,204,520
26,799	Change Healthcare Inc.†	624,233	617,449
75,000	Constellation Pharmaceuticals Inc.†	2,532,437	2,535,000
6,000	Elos Medtech AB	156,768	150,734
35,000	Idorsia Ltd.†	433,364	962,335
5,000	Immunodiagnostic Systems Holdings plc	26,848	26,144
50,000	Kindred Biosciences Inc.†	459,192	458,500
100,000	Luminex Corp.	3,682,154	3,680,000
24,000	Magellan Health Inc.†	2,257,296	2,260,800
7,500	PPD Inc.†	344,136	345,675
7,000	QIAGEN NV†	290,061	338,660
8,500	Soliton Inc.†	189,745	191,165
900	UDG Healthcare plc	13,279	13,309
		12,892,501	13,784,291
	Hotels and Gaming — 0.4%
18,000	Cherry AB, Cl.B†(b)	170,911	182,985
105,000	Diamond Resorts International Inc., Escrow†	0	0
1,000	Flutter Entertainment plc†	88,098	181,835
10,000	Gamesys Group plc	267,952	255,080
4,000	Great Canadian Gaming Corp.†	119,342	143,627
		646,303	763,527
	Machinery — 0.9%
25,000	CFT SpA†(b)	138,180	136,361
6,000	CIRCOR International Inc.†	84,838	195,600
15,000	CNH Industrial NV	107,938	247,674
100	Lydall Inc.†	6,043	6,052
3,500	Neles Oyj	48,826	50,465
15,000	Raven Industries Inc.	864,450	867,750
Shares		Cost	Market Value
5,000	Welbilt Inc.†	$101,061	$115,750
		1,351,336	1,619,652
	Metals and Mining — 0.3%
50,000	Alamos Gold Inc., Cl.A	662,024	382,500
20,000	Artemis Gold Inc.†	152	94,708
25,000	Sierra Metals Inc.†	94,393	75,250
		756,569	552,458
	Paper and Forest Products — 0.3%
10,000	Domtar Corp.†	549,535	549,600

	Real Estate — 2.2%
255,000	Atrium European Real Estate Ltd.	1,026,609	907,099
4,000	Brookfield Property Partners LP	64,696	75,800
10,000	Corem Property Group AB, Cl.B	22,768	22,645
12,200	Deutsche Wohnen SE	754,242	746,164
25,000	QTS Realty Trust Inc., Cl.A, REIT	1,935,146	1,932,500
12,000	Rayonier Inc., REIT	276,720	431,160
1,000	S IMMO AG	22,816	23,952
20,000	Sigma Capital Group plc	56,810	55,885
		4,159,807	4,195,205
	Retail — 1.7%
88,000	At Home Group Inc.†	3,226,306	3,241,920

	Semiconductors — 0.3%
2,000	Dialog Semiconductor plc†	158,009	155,476
2,400	Siltronic AG	416,775	399,835
600	Siltronic AG	104,194	101,168
		678,978	656,479
	Specialty Chemicals — 1.0%
25,000	Ferro Corp.†	538,598	539,250
4,000	SGL Carbon SE†	34,366	38,371
20,000	W R Grace & Co.	1,306,550	1,382,400
		1,879,514	1,960,021
	Telecommunications — 2.9%
15,000	Cincinnati Bell Inc.†	212,374	231,300
175,000	Koninklijke KPN NV	535,802	546,571
2,000	Loral Space & Communications Inc.	52,911	77,700
6,700	Netia SA†	12,191	11,808
60,000	Nuance Communications Inc.†	3,236,097	3,266,400
30,000	Orange Belgium SA	802,212	673,032
50,000	ORBCOMM Inc.†	572,802	562,000
21,000	Parrot SA†	76,153	141,685
		5,500,542	5,510,496

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2021 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Transportation — 0.3%
40,000	Abertis Infraestructuras SA†	$373,493	$230,036
1,000	Kansas City Southern	270,317	283,370
		643,810	513,406
	Wireless Communications — 0.8%
713,121	NII Holdings Inc., Escrow†(b)	1,546,255	1,547,473

	TOTAL COMMON STOCKS	92,797,016	95,934,345

	CLOSED-END FUNDS — 3.3%
425,000	Altaba Inc., Escrow†	6,169,625	6,183,750

	PREFERRED STOCKS — 0.0%
	Financial Services — 0.0%
2,000	Steel Partners Holdings LP, Ser.A, 6.000%, 02/07/26	27,852	46,780

	CONVERTIBLE PREFERRED STOCKS — 0.0%
	Telecommunications — 0.0%
1,000	Cincinnati Bell Inc., Ser.B, 6.750%	44,820	50,010

	RIGHTS — 0.4%
	Entertainment — 0.0%
225,000	Media General Inc., CVR†(b)	0	0

	Health Care — 0.2%
70,000	Achillion Pharmaceuticals Inc., CVR†	0	35,000
215,942	Alder BioPharmaceuticals Inc. – H. Lundbeck A/S, CVR†	0	215,942
79,391	Ambit Biosciences Corp., CVR†(b)	0	134,171
103,040	Dova Pharmaceuticals Inc., CVR†	0	12,880
400,000	Elanco Animal Health Inc., CVR†	2	4,000
300,000	Innocoll, CVR†(b)	180,000	3
125,000	Ipsen SA/Clementia, CVR†(b)	168,750	0
23,000	Ocera Therapeutics, CVR†(b)	6,210	3,910
3,000	Prevail Therapeutics Inc., CVR†(b)	0	1,500
18,000	Stemline Therapeutics Inc., CVR†(b)	0	0
Shares		Cost	Market Value
346,322	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†(b)	$164,073	$0
11,000	Tobira Therapeutics Inc., CVR†(b)	660	0
		519,695	407,406
	Machinery — 0.0%
25,000	CFT SpA†(b)	0	0

	Metals and Mining — 0.2%
419,000	Pan American Silver Corp., CVR†	96,370	356,150

	TOTAL RIGHTS	616,065	763,556

Principal Amount
U.S. GOVERNMENT OBLIGATIONS — 45.6%
$86,397,000	U.S. Treasury Bills, 0.005% to 0.090%††, 07/08/21 to 11/26/21(c)	86,389,696	86,387,235

TOTAL INVESTMENTS BEFORE SECURITIES
SOLD SHORT — 100.0%	$186,045,074	189,365,676

SECURITIES SOLD SHORT — (5.6)%
(Proceeds received $8,730,399)	(10,605,576)

Other Assets and Liabilities (Net)	4,732,658

PREFERRED SHARES
(688,932 preferred shares outstanding)	(34,446,600)

NET ASSETS — COMMON SHARES
(13,879,825 common shares outstanding)	$149,046,158

NET ASSET VALUE PER COMMON SHARE
($149,046,158 ÷ 13,879,825 shares outstanding)	$10.74

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT — (5.6)%
	Building and Construction — (1.5)%
29,000	Lennar Corp., Cl. A	$1,504,528	$2,881,150

	Computer Software and Services — (0.7)%
5,664	salesforce.com Inc.	1,322,064	1,383,545

	Financial Services — (1.1)%
7,300	Aon plc, Cl. A	1,455,471	1,742,948
4,200	BancorpSouth Bank	131,010	118,986
1,600	Columbia Banking System Inc.	61,635	61,696

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2021 (Unaudited)

Shares		Proceeds	Market Value
426	S&P Global Inc.	$135,510	$174,852
		1,783,626	2,098,482
	Food and Beverage — (0.0)%
1,800	Performance Food Group Co.	88,910	87,282

	Health Care — (1.3)%
11,550	ICON plc	2,459,952	2,387,500

	Semiconductors — (0.9)%
17,234	Advanced Micro Devices Inc.	1,432,235	1,618,790
700	II-VI Inc.	46,137	50,813
		1,478,372	1,669,603
	Transportation — (0.1)%
200	Canadian National Railway Co.	21,563	21,104
1,000	Canadian Pacific Railway Ltd.	71,384	76,910
		92,947	98,014

	TOTAL SECURITIES SOLD SHORT(d)	$8,730,399	$10,605,576

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	At June 30, 2021, $17,950,000 of the principal amount was pledged as collateral for securities sold short and forward foreign exchange contracts.
(d)	At June 30, 2021, these proceeds are being held at Pershing LLC.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
CCCP	Contingent Cash Consideration Payment
CVR	Contingent Value Right
REIT	Real Estate Investment Trust

Geographic Diversification	% of Total Investments*	Market Value
Long Positions
North America	92.3%	$174,845,221
Europe	7.2	13,569,663
Asia/Pacific	0.5	906,128
Japan	0.0 **	44,664
Total Investments — Long Positions	100.0%	$189,365,676

Short Positions
North America	(4.3)%	$(8,218,076)
Europe	(1.3)	(2,387,500)
Total Investments — Short Positions	(5.6)%	$(10,605,576)

*	Total investments exclude securities sold short.
**	Amount represents less than 0.05%.

As of June 30, 2021, forward foreign exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
USD	6,806,513 EUR	5,700,000	State Street Bank and Trust Co.	07/30/21	$43,405
USD	589,135 SEK	5,000,000	State Street Bank and Trust Co.	07/30/21	4,726
USD	162,647 CAD	200,000	State Street Bank and Trust Co.	07/30/21	1,307
USD	138,954 GBP	100,000	State Street Bank and Trust Co.	07/30/21	611
TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS					$50,049

See accompanying notes to financial statements.

The GDL Fund

Statement of Assets and Liabilities
June 30, 2021 (Unaudited)

Assets:
Investments in securities, at value (cost $186,045,074)	$189,365,676
Foreign currency, at value (cost $20,884)	20,801
Cash	248,633
Deposit at brokers for securities sold short	7,934,302
Receivable for investments in securities sold	2,459,953
Dividends receivable	552,257
Deferred offering expense	124,541
Unrealized appreciation on forward foreign currency contracts	50,049
Total Assets	200,756,212
Liabilities:
Securities sold short, at value (proceeds $8,730,399)	10,605,576
Distributions payable	19,137
Payable for investment securities purchased	5,905,336
Payable for investment advisory fees	562,417
Payable for payroll expenses	33,521
Payable for accounting fees	3,750
Dividends payable on securities sold short	950
Series C Cumulative Preferred Shares, callable and mandatory redemption 03/26/25 (See Notes 2 and 5)	34,446,600
Other accrued expenses	132,767
Total Liabilities	51,710,054
Net Assets Attributable to Common Shareholders	$149,046,158
Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$150,581,341
Total accumulated loss	(1,535,183)
Net Assets	$149,046,158
Net Asset Value per Common Share:
($149,046,158 ÷ 13,879,825 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$10.74

Statement of Operations

For the Six Months Ended June 30, 2021 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $18,377)	$930,819
Interest	36,460
Total Investment Income	967,279
Expenses:
Investment advisory fees	947,135
Interest expense on preferred shares	688,932
Legal and audit fees	75,452
Payroll expenses	70,566
Trustees’ fees	65,791
Shareholder communications expenses	53,971
Dividend expense on securities sold short	29,059
Service fees for securities sold short (See Note 2)	28,883
Accounting fees	22,500
Custodian fees	13,090
Shareholder services fees	11,538
Shelf offering expense	8,809
Interest expense	110
Miscellaneous expenses	40,112
Total Expenses	2,055,948
Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(2,643)
Expenses paid indirectly by broker (See Note 3)	(1,202)
Custodian fee credits	(546)
Total Credits and Reductions	(4,391)
Net Expenses	2,051,557
Net Investment Loss	(1,084,278)
Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency:
Net realized gain on investments in securities	2,033,189
Net realized gain on securities sold short	190,864
Net realized gain on forward foreign exchange contracts	143,494
Net realized loss on foreign currency transactions	(22,816)
Net realized gain on investments, securities sold short, forward foreign exchange contracts, and foreign currency transactions	2,344,731
Net change in unrealized appreciation/depreciation:
on investments in securities	1,838,124
on securities sold short	(331,057)
on forward foreign exchange contracts	92,572
on foreign currency translations	(1,563)
Net change in unrealized appreciation/depreciation on investments, securities sold short, forward foreign exchange contracts, and foreign currency translations	1,598,076
Net Realized and Unrealized Gain/(Loss) on Investments in securities, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency	3,942,807
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$2,858,529

See accompanying notes to financial statements.

The GDL Fund

Statement of Changes in Net Assets Attributable to Common Stockholders

	Six Months Ended
	June 30, 2021	Year Ended
	(Unaudited)	December 31, 2020
Operations:
Net investment loss	$(1,084,278)	$(3,932,267)
Net realized gain/(loss) on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency transactions	2,344,731	(1,126,521)
Net change in unrealized appreciation/depreciation on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency translations	1,598,076	2,003,731
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	2,858,529	(3,055,057)

Distributions to Common Shareholders:
Accumulated earnings	(932,371)*	—
Return of capital	(2,407,467)*	(6,754,582)
Total Distributions to Common Shareholders	(3,339,838)	(6,754,582)

Fund Share Transactions:
Decrease from repurchase of common shares	(1,923,319)	(13,423,094)
Offering costs for preferred shares charged to paid-in capital	—	(2,500)
Net Decrease in Net Assets from Fund Share Transactions	(1,923,319)	(13,425,594)

Net Decrease in Net Assets Attributable to Common Shareholders	(2,404,628)	(23,235,233)

Net Assets Attributable to Common Shareholders:
Beginning of year	151,450,786	174,686,019
End of period	$149,046,158	$151,450,786

*       Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The GDL Fund

Statement of Cash Flows

For the Six Months Ended June 30, 2021 (Unaudited)

Net increase in net assets attributable to common shareholders resulting from operations	$2,858,529

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long term investment securities	(158,337,832)
Proceeds from sales of long term investment securities	121,406,307
Proceeds from short sales of investment securities	(6,740,264)
Purchase of securities to cover short sales	9,872,689
Net sales of short term investment securities	43,335,584
Net realized gain on investments	(2,033,189)
Net realized gain on securities sold short	(190,864)
Net change in unrealized appreciation on investments	(1,838,124)
Net amortization of discount	(36,357)
Net decrease in unrealized appreciation on forward foreign exchange contracts	(92,572)
Net increase in unrealized depreciation on securities sold short	331,057
Decrease in receivable for investments sold	4,877,260
Increase in dividends receivable	(10,940)
Increase in deferred offering expense	(32,458)
Decrease in payable for investments purchased	(2,362,578)
Increase in payable for investment advisory fees	345,870
Decrease in payable for payroll expenses	(19,383)
Decrease in payable for dividends payable on securities sold short	(605)
Decrease in other accrued expenses	(66,928)
Decrease in payable to custodian	(5,240,442)
Net cash provided by operating activities	6,024,760

Net decrease in net assets resulting from financing activities:
Distributions to Common Shareholders	(3,339,838)
Decrease from repurchase of common shares	(1,923,319)
Net cash used in financing activities	(5,263,157)
Net increase in cash	761,603
Cash (including foreign currency and restricted cash):
Beginning of year	7,442,133
End of period	$8,203,736
___________________________
Supplemental disclosure of cash flow information:
Interest paid on preferred shares	$688,932
Interest paid on bank overdrafts	110
Value of shares received as part of mergers of certain Fund investments	5,441,600

The following table provides a reconciliation of cash, foreign currency, and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same amount above at June 30, 2021:
Deposits at broker for securities sold short	$7,934,302
Cash	248,633
Foreign currency, at value	20,801
$8,203,736

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2021		Year Ended December 31,
	(Unaudited)		2020		2019		2018	2017		2016
Operating Performance:
Net asset value, beginning of year	$10.74		$11.15		$10.99		$11.59	$11.88		$11.93
Net investment loss	(0.08)		(0.28)		(0.42)		(0.14)	(0.22)		(0.36)
Net realized and unrealized gain/(loss) on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency transactions	0.29		0.14		0.88		(0.15)	0.46		0.84
Total from investment operations	0.21		(0.14)		0.46		(0.29)	0.24		0.48
Distributions to Common Shareholders:
Net investment income	(0.00	)*(a)	—		—		(0.19)	—		—
Net realized gain	(0.06	)*	—		(0.07)		(0.18)	—		(0.59)
Return of capital	(0.18	)*	(0.46)		(0.33)		(0.03)	(0.58)		(0.05)
Total distributions to common shareholders	(0.24)		(0.46)		(0.40)		(0.40)	(0.58)		(0.64)
Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.03		0.19		0.10		0.09	0.05		0.11
Offering costs for preferred shares charged to paid-in capital	—		(0.00	)(a)	—		—	—		—
Total Fund share transactions	0.03		0.19		0.10		0.09	0.05		0.11
Net Asset Value Attributable to Common Shareholders, End of Period	$10.74		$10.74		$11.15		$10.99	$11.59		$11.88
NAV total return †	2.24%		0.74%		5.15%		(1.76)%	2.50%		5.09%
Market value, end of period	$9.07		$8.72		$9.30		$9.17	$9.73		$9.84
Investment total return ††	6.78%		(0.93)%		5.81%		(1.62)%	4.70%		4.79%
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$183,493		$185,897		$305,887		$314,633	$335,299		$347,980
Net assets attributable to common shares, end of period (in 000’s)	$149,046		$151,451		$174,686		$183,431	$204,098		$216,779
Ratio of net investment loss to average net assets attributable to common shares including interest and offering costs (b)	(1.45	)%(c)	(2.49)%		(3.64)%		(1.18)%	(1.85)%		(2.94)%
Ratio of operating expenses to average net assets attributable to common shares (d)(e)	2.74	%(c)	3.17	%(f)	5.76	%(f)	4.04%	3.65	%(g)	4.72	%(g)(h)
Portfolio turnover rate	141%		228%		380%		390%	233%		284%

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2021	Year Ended December 31,
	(Unaudited)	2020	2019	2018	2017	2016
Cumulative Preferred Shares:
Series B Preferred
Liquidation value, end of period (in 000’s)	—	—	—	—	$131,201	$131,201
Total shares outstanding (in 000’s)	—	—	—	—	2,624	2,624
Liquidation preference per share	—	—	—	—	$50.00	$50.00
Average market value (i)	—	—	—	—	$50.51	$50.51
Asset coverage per share	—	—	—	—	$127.78	$132.61
Series C Preferred
Liquidation value, end of period (in 000’s)	$34,447	$34,447	$131,201	$131,201	—	—
Total shares outstanding (in 000’s)	689	689	2,624	2,624	—	—
Liquidation preference per share	$50.00	$50.00	$50.00	$50.00	—	—
Average market value (i)	$51.49	$51.15	$50.71	$51.63	—	—
Asset coverage per share	$266.34	$269.83	$116.57	$119.90	—	—
Asset Coverage	533%	540%	233%	240%	256%	265%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

(a)	Amount represents less than $0.005 per share.

(b)	The Fund incurred interest expense during all periods presented. Interest expense on Preferred Shares relates to the $50 Series B Preferred Shares to May 29, 2018 and the $50 Series C Preferred Shares from March 26, 2018 through June 30, 2021 (see Footnotes 2 and 5).

(c)	Annualized.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.

(e)	The ratio of operating expenses excluding interest, dividends and service fees on securities sold short, and offering costs to average net assets attributable to common shares for the six months ended June 30, 2021 and years ended December 31, 2020, 2019, 2018, 2017, and 2016 would have been 1.73%, 2.61%, 2.41%, 1.28%, 1.75%, and 2.92%, respectively.

(f)	The ratio of operating expenses excluding the custodian fee credit for the years ended December 31, 2020 and 2019 would have been 3.18% and 5.75%. For the six months ended June 30, 2021, there was no impact on the expense ratios.

(g)	The ratio of operating expenses does not include custodian fee credits. Including such custodian fee credits, the ratio of operating expenses to average net assets for the year ended December 31, 2017 would have been 3.64%. For the year ended December 31, 2016, the effect was minimal.

(h)	For the year ended December 31, 2016, the ratio of operating expenses excluded interest, dividends and service fees on securities sold short, and offering costs. Including these expenses, the ratio of operating expenses for the year ended December 31, 2016, would have been 4.84%.

(i)	Based on weekly prices.

See accompanying notes to financial statements.

The GDL Fund

Notes to Financial Statements (Unaudited)

1. Organization. The GDL Fund currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust on October 17, 2006 and registered under the Investment Company Act of 1940, as amended (the 1940 Act). Investment operations commenced on January 31, 2007.

The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. The Fund will invest at least 80% of its assets, under normal market conditions, in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations.

The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2021 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 06/30/21
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Consumer Products	$736,822	$79,870	—	$816,692
Hotels and Gaming	580,542	—	$182,985	763,527
Machinery	1,483,291	—	136,361	1,619,652
Transportation	283,370	230,036	—	513,406
Wireless Communications	—	—	1,547,473	1,547,473
Other Industries (b)	90,673,595	—	—	90,673,595
Total Common Stocks	93,757,620	309,906	1,866,819	95,934,345
Closed-End Funds	—	6,183,750	—	6,183,750
Preferred Stocks (b)	46,780	—	—	46,780
Convertible Preferred Stocks (b)	50,010	—	—	50,010
Rights (b)	356,150	267,822	139,584	763,556
U.S. Government Obligations	—	86,387,235	—	86,387,235
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$94,210,560	$93,148,713	$2,006,403	$189,365,676

LIABILITIES (Market Value):
Common Stocks Sold Short (b)	$(10,605,576)	—	—	$(10,605,576)
TOTAL INVESTMENTS IN SECURITIES– LIABILITIES	$(10,605,576)	—	—	$(10,605,576)

OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Unrealized Appreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	$50,049	—	$50,049

(a)	Level 3 securities are valued at last available closing price. The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board of Trustees.

(b)	Please refer to the Schedule of Investments (SOI) for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/(depreciation) of the instrument.

During the six months ended June 30, 2021, the Fund had transfers into Level 3 of $1,686,130 or 1.11% and out of Level 3 of $355,772 or 0.22% of net assets as of December 31, 2020. Transfers into Level 3 are due to an decrease in market activity, e.g., frequency of trades, which resulted in an decrease in available market inputs to determine the prices and transfers out of Level 3 are due to an increase in market activity, e.g., frequency of trades, which resulted in an increase in available market inputs to determine the prices. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

	Balance as of 12/31/20	Accrued discounts/ (premiums)	Realized gain/ (loss)	Net Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers Into Level 3††	Transfers Out of Level 3††	Balance as of 06/30/21		Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 06/30/21†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$459,587	—	—	$(9,646)	—	—	$1,686,130	$(269,252)	$1,866,819		$(9,646)
Rights (a)	251,860	—	—	(25,756)	—	—	—	(86,520)	139,584		(25,756)
TOTAL INVESTMENTS IN SECURITIES	$711,447	—	—	$(35,402)	—	—	$1,686,130	$(355,772)	$2,006,403	(b)	$(35,402)

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

(a)	Please refer to the Schedule of Investments (SOI) for the industry classifications of these portfolio holdings.

(b)	The Level 3 common stock was valued at the price of the proposed merger transaction and net realizable value of corporate action. The total value of these securities at June 30, 2021 was $2,006,403. The inputs for the valuation of these securities were based on the judgment of the Adviser according to procedures approved by the Board.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2021, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the six months ended June 30, 2021, the Fund held no investments in equity contract for difference swap agreements.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on forward foreign exchange contracts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at June 30, 2021 are reflected within the Schedule of Investments. The Fund’s volume of activity in forward foreign exchange contracts during the six months ended June 30, 2021 had an average monthly notional amount of approximately $8,756,683.

At June 30, 2021, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on forward foreign exchange contracts. For the six months ended June 30, 2021, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency, within Net realized gain on forward foreign exchange contracts and Net change in unrealized appreciation/depreciation on forward foreign exchange contracts.

At June 30, 2021, the Fund’s derivative assets (by type) are as follows:

	Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Assets
Forward Foreign Exchange Contracts	$50,049	—	$50,049

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

The following table presents the Fund’s derivative assets by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of June 30, 2021:

	Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Securities Pledged as Collateral	Cash Collateral Received	Net Amount
Counterparty
State Street Bank and Trust Co.	$50,049	—	—	$50,049

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund enters into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

of the position fluctuates. Securities sold short and details of collateral at June 30, 2021 are reflected within the Schedule of Investments. For the six months ended June 30, 2021, the Fund incurred $28,883 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Series C Cumulative Preferred Shares. For financial reporting purposes only, the liquidation value of preferred shares that have a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on these preferred shares are included as a component of “Interest expense on preferred shares” within the Statement of Operations. Offering costs are amortized over the life of the preferred shares.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended June 30, 2021, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was approximately 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At June 30, 2021, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fess. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. See Series C Cumulative Preferred Shares above for discussion of GAAP treatment. The distributions on these Preferred Shares are treated as dividends for tax purposes. These differences are also due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/ tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Under the Fund’s current common share distribution policy, the Fund declared and paid quarterly distributions from net investment income, capital gains, and paid-in capital. The actual sources of the distribution are determined after the end of the year. To the extent such distributions were made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions during the year may be made in excess of required distributions. That portion of a distribution that is paid-in capital (and is not sourced from net investment income or realized gains) should not be considered as the yield or total return on an investment in the Fund.

Distributions to shareholders of the Fund’s Series C Cumulative Preferred Shares are recorded on a daily basis and are determined as described in Note 5.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

Common
Distributions paid from:
Return of capital	$6,754,582

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and derivatives and the related net unrealized appreciation at June 30, 2021:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments and derivative instruments	$177,906,448	$6,668,927	$(5,765,226)	$903,701

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2021, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2021, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund’s average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions, and other leveraging techniques, the liquidation value of any outstanding preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at a calendar year end if the Fund’s total return on its managed assets during the year exceeds the total return of the 3 Month U.S. Treasury Bill Index (the T-Bill Index) during the same period. For every four basis points that the Fund’s total return exceeds the T-Bill Index, the Fund will accrue weekly and pay annually a one basis point performance fee up to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range from 0.50% to 2.00% of the average weekly managed assets. During the six months ended June 30, 2021, the Fund accrued a performance fee of $486,940. In accordance with the Advisory Agreement, the Adviser

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the six months ended June 30, 2021, the Fund paid $7,165 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2021, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,202.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2021, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2021, the Fund accrued $70,566 in payroll expenses in the Statement of Operations.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the six months ended June 30, 2021, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $2,643.

The Fund pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2021, other than short term securities and U.S. Government obligations, aggregated to $158,385,626 and $121,092,980, respectively. Purchases and sales of U.S. Government Obligations for the six months ended June 30, 2021, aggregated $157,441,906 and $200,777,490, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of the Fund’s common shares on the open market when its shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV per share. During the six months ended June 30, 2021 and the year ended December 31, 2020, the Fund repurchased and retired 215,780 and 1,577,680 common shares in the open market at an investment of $1,923,319 and $13,423,094 and an average discount of approximately 17.95% and 19.45%, respectively, from its NAV.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

The Fund has an effective shelf registration authorizing an additional $200 million of common or preferred shares.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders.

The Series C Preferred paid distributions at an annualized rate of 4.000% on the $50 per share liquidation preference for the quarterly dividend periods ended on or prior to March 26, 2019 (Year 1). On February 22, 2019, the Fund’s Board announced a reset fixed dividend rate of 4.000% that will apply for the next eight quarterly dividend periods (Year 2 and Year 3). On March 1, 2021, the Board continued the 4.000% dividend rate for Series C Preferred through the mandatory redemption date of March 26, 2025. On March 26, 2020, 1,935,093 Series C Preferred were put back to the Fund at the liquidation value of $96,754,650, plus accumulated and unpaid dividends. At June 30, 2021, there were 688,932 Series C Preferred outstanding and accrued dividends amounted to $19,137.

Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Fund’s Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C Preferred at the redemption price of $50 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Significant Shareholder. As of June 30, 2021, approximately 34.03% of the Fund was beneficially owned by the Adviser and its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of June 7, 2021, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 10, 2021 – Final Results

The Fund’s Annual Meeting of Shareholders was held virtually on May 10, 2021. At that meeting, common and preferred shareholders, voting together as a single class, re-elected Leslie F. Foley, Mario J. Gabelli, and Michael J. Melarkey as Trustees of the Fund, with 13,273,343 votes, 11,647,835 votes, and 13,266,226 votes cast in favor of these Trustees, and 280,266 votes, 1,905,774 votes, and 287,383 votes withheld for these Trustees.

James P. Conn, Anthony S. Colavita, Clarence A. Davis, Agnes Mullady, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

THE GDL FUND

AND YOUR PERSONAL PRIVACY

Who are we?

The GDL Fund is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Regina M. Pitaro is a Managing Director and Head of Institutional Marketing at GAMCO Investors, Inc. Ms. Pitaro joined the Firm in 1984 and coordinates the organization’s focus with consultants and plan sponsors. She also serves as a Managing Director and Director of GAMCO Asset Management, Inc., and serves as a portfolio manager for Gabelli Funds, LLC. Ms. Pitaro holds an MBA in Finance from the Columbia University Graduate School of Business, a Master’s degree in Anthropology from Loyola University of Chicago, and a Bachelor’s degree from Fordham University.

Willis M. Brucker is a portfolio manager and global merger arbitrage analyst with experience analyzing and investing in global merger transactions and special situations. He joined GAMCO Investors, Inc. in 2004 as a research analyst after graduating from the Boston College Carroll School of Management with a BS in Finance and Corporate Reporting and Analysis.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio managers’ commentary are unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GDL FUND

One Corporate Center

Rye, New York 10580-1422

t    800-GABELLI (800-422-3554)

f    914-921-5118

e   info@gabelli.com

     GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Anthony S. Colavita

Attorney,

Anthony S. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings LTD.

Clarence A. Davis

Former Chief Executive Officer

Nestor Inc.

Leslie F. Foley

Attorney,

Addison Gallery of American Art

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Agnes Mullady

Former Senior Vice President

of GAMCO Investors, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Peter Goldstein

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Laurissa M. Matire

Vice President & Ombudsman

Carter W. Austin

Vice President

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York

Mellon

COUNSEL

Skadden, Arps, Slate, Meagher

& Flom LLP

TRANSFER AGENT AND

REGISTRAR

American Stock Transfer and

Trust Company

GDL Q2/2021

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/2021 through 01/31/2021	Common – 46,716 Preferred Series C – N/A	Common – $8.76 Preferred Series C – N/A	Common – 46,716 Preferred Series C – N/A	Common – 14,095,605 - 46,716 = 14,048,889 Preferred Series C – 2,624,025
Month #2 02/01/2021 through 02/28/2021	Common – 51,590 Preferred Series C – N/A	Common – $8.92 Preferred Series C – N/A	Common – 51,590 Preferred Series C – N/A	Common – 14,048,889 - 51,590 = 13,997,299 Preferred Series C – 2,624,025
Month #3 03/01/2021 through 03/31/2021	Common – 55,366 Preferred Series C – N/A	Common – $8.88 Preferred Series C – N/A	Common – 55,366 Preferred Series C – N/A	Common – 13,997,299 - 55,366 = 13,941,933 Preferred Series C – 2,624,025
Month #4 04/01/2021 through 04/30/2021	Common – 37,708 Preferred Series C – N/A	Common – $8.95 Preferred Series C – N/A	Common – 37,708 Preferred Series C – N/A	Common – 13,941,933 - 37,708 = 13,904,225 Preferred Series C – 2,624,025
Month #5 05/01/2021 through 05/31/2021	Common – 23,500 Preferred Series C – N/A	Common – $8.94 Preferred Series C – N/A	Common – 23,500 Preferred Series C – N/A	Common – 13,904,225 - 23,500 = 13,880,725 Preferred Series C – 2,624,025
Month #6 06/01/2021 through 06/30/2021	Common – 900 Preferred Series C – N/A	Common – $8.99 Preferred Series C – N/A	Common – 900 Preferred Series C – N/A	Common – 13,879,825 Preferred Series C – 2,624,025
Total	Common – 215,780 Preferred Series C – N/A	Common – $8.88 Preferred Series C – N/A	Common – 215,780 Preferred Series C – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs in the Fund’s reports to shareholders in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $50.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The GDL Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	September 3, 2021

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	September 3, 2021

* Print the name and title of each signing officer under his or her signature.